electroCore™

A Commercial-Stage Bioelectronic Medicine & Wellness Company

Nasdaq: ECOR



Corporate Presentation

January 2024

Forward Looking Statement

In addition to historical information, this presentation may contain forward-looking statements with respect to our business, capital resources, strategy and growth reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements may be based upon current estimates and expectations about future events and financial and other trends. There is no guarantee that future results, performance or events reflected in the forward-looking statements will be achieved or occur. No person assumes responsibility for the accuracy and completeness of the forward-looking statements, and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those or our situation may change in the future.

Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date they are made and are only predictions that may be inaccurate. You should read the Risk Factors set forth in our reports filed from time to time with the Securities and Exchange Commission, which factors may cause our actual future results to be materially different from what we expect.




30
gammaCore
Sapphire

gammaCore

Sapphire™

1st FDA-cleared non-invasive vagus nerve stimulator

- Fast acting, comfortable, easy to use hand-held option
- FDA Cleared for the prevention and treatment of primary headache in adults and adolescents
- No drug-drug interactions or drug-like side effects
- Can be used as a stand-alone therapy or alongside existing treatments
- Can use multiple times per day or month
- Cost dominance in the first-year when gammaCore therapy is used in conjunction with standard of care as supported by UK NICE guidance

Investment Summary

Platform Therapy	FDA cleared; proprietary, non-invasive vagus nerve stimulator (nVNS) positioned to unlock the broad potential of bioelectronic medicine
Consistent Topline Growth	Approximately $16M revenue in 2023; 5-year revenue compounded annual growth rate (CAGR%) of 61% Gross margin consistently above 80%
Diverse Market Opportunity	Primary Headache estimated to affect more than 39 million[1] adults in the U.S. Expanding into Wellness and Human Performance to take advantage of the $5 trillion Digital Health and Wellness market[2]
Attractive Business Models	Variety of products, price points, and business models for different end users
Strong IP Portfolio	Patent coverage extends beyond 2037

1. American Migraine Foundation.
2. Digital Health & Wellness Market Size Trends Report, Forecast.

Benefits of nVNS (Non-invasive Vagus Nerve Stimulation)

- The vagus nerve affects multiple organs and systems
- Activates multiple mechanisms of action
- Evidence supports a variety of current and future treatment targets
- Personal use, pocket size, portable, easy to use, products
- Complementary to existing care



Brain
Vagus nerve
Lungs
Bronchia
Heart
Stomach
Spleen
Large intestine
Liver
Kidney
Small intestine

CNS: Reduces nociception, reduces cortical spreading depression, and other brain modulation effects; increases glymphatic flow

Cardiac: Reduces heart rate and blood pressure

Pulmonary: Increases bronchodilation

Hepatic: Regulation of gluconeogenesis

Gastrointestinal: Increases GI motility and secretions; satiation

Splenic: Detection and regulation of systemic inflammation

Commercial Strategy


gammaCore™
truvaga™

Grow prescription nVNS business

- Our VA Hospital channel is accelerating and can be scaled
- Replicate the VA model with Joerns healthcare in a managed care system
- Grow our cash pay clinician dispense channel while we work towards broader reimbursement
- Add product to our prescription channels
  - Label extensions to PTSD, OUD, Parkinson's, etc.

Grow Truvaga Direct to Consumer wellness business

- KPIs include revenue, MER (media efficiency), return rate
- Launch Truvaga Plus in 2024

Grow pipeline of human performance in active-duty military and civilian crossover

Improved balance sheet gives us enhanced ability to execute

Active Channels With Revenue Growth Opportunities

US Government

Driving Rx headache sales in the Department of Defense and Community Care Network through the roughly 1,300 Department of Veterans Affairs and Military Treatment Facilities

US Commercial

Growth in Rx headache in the U.S commercial channel driven by cash pay business models, clinic-based system adoption, and DME suppliers

Non-Rx

Truvaga Plus launch for general wellness available via eCommerce store

TAC-STIM Human Performance for active-duty military

International

Continued sales in territories with favorable coverage decisions (NHS England, NHS Scotland, NHS Wales) while expanding territories with public reimbursement policies

United States Government Sales

IN PARTNERSHIP WITH LOVELL Government Services

Lovell Government Services

- Lovell is a Service-Disabled Veteran Owned Small Business (SDVOSB) that acts as federal distribution partner across all government contract
- Lovell has access to the SDVOSB budget set-aside for VAs to meet their SDVOSB purchase requirements
- gammaCore products available to federal customers on the Medical Surgical Federal Supply Schedule (FSS), the DoD's Distribution and Pricing Agreement (DAPA), and GSA Advantage procurement portals through Lovell

electroCore's Existing FSS Contract (36F79719D0063)

- gammaCore continues to be sold directly to FSS eligible entities and via open market sales to certain individual VA facilities

electroCore is currently selling to the VA Hospital channel under our own FSS contract, to individual VA hospitals through open market sales, and through Lovell Government Services

TAC-STIM

TAC-STIM has been developed with support from the 711th Human Performance Wing Performance Optimization Branch of the United States Air Force to provide:

- Accelerated Training
- Sustained Attention
- Reduced Fatigue
- Improved Mood

Additional information can be found at www.tac-stim.com.



TAC-STIM™ is a general wellness product and as such has not been evaluated by the US Food and Drug Administration. TAC-STIM products are not intended to diagnose, treat, cure, or prevent any disease or condition.

TAC-STIM in Active-Duty Military

Active-Duty Use Cases:

TRAINING

- Foreign Language Initial Acquisition Program
- School Houses
- Special Ops training
- Other specific training environments

MISSION SUPPORT

- Preparation
- Increase vigilance
- Decrease fatigue
- Improve performance

POST MISSION

- After action debrief
- Facilitate decompression
- Learning consolidation
- Physical and mental restoration

PUBLISHED FORCE AND MISSION RELEVANT RESULTS[1]

TAC-STIM Enhances
ISR Synthetic Aperture Radar Training

TAC-STIM Improves Cognitive Skill
After Sleep Deprivation

TAC-STIM Boosts Mood and Performance
During ISR FMV Training

TAC-STIM Improves Difficult Language Recall
and Recognitions

1. Visit www.tac-stim.com for additional information

Launched December 2022 with greater than $1M of sales in the first full year



truvaga
Meet Truvaga
Vagus Nerve Science
FAQ
Support
BUY NOW
Feel Calmer, Think Clearer, Sleep Better
Truvaga quickly works with your body to balance your nervous system, creating a deep, natural relaxation response to calm your racing mind. Helping you think more clearly, sleep more soundly and live life more fully.
LEARN MORE
truvaga

Truvaga™ is a general wellness product and as such has not been evaluated by the US Food and Drug Administration. Truvaga products are not intended to diagnose, treat, cure, or prevent any disease or condition.

Leveraging nVNS in the $5 trillion Digital Health and Wellness Market



$5.0 trillion
Digital Health and Wellness market[1]
***16.9% Connected Wellness** market growth estimate over the next 5 years[2]*

CAGR% in the growing Health and Wellness Economy[2]



Connected Wellness
16.9%
At-Home and Personalized Diagnostics
10.2%
Connected Fitness
7.7%
Preventative Supplements and Nutrition
5.2%
Holistic Aesthetics
4.6%
Modernized Personal Care
4.2%

1. Digital Health & Wellness Market Size Trends Report, Forecast.
2. Source: Canaccord Genuity Industry Update: Health, Wellness and Lifestyle. Figure 4. January 4, 2024.

Cognitive Function and Stress Remain an Unmet Need for Consumer

Global stress market is estimated at $20.6 billion with the U.S. stress market growing at a 5.3% CAGR(%)[1]



32%
7%
25%
27%
6%
21%
41%
10%
31%
25%
5%
20%
38%
12%
26%
39%
11%
28%
29%
6%
23%
32%
6%
26%
32%
8%
24%
37%
9%
28%
29%
6%
23%
Heart Health
Generalized Health
Cognitive function
Physical health and fitness
Managing stress/anxiety
Mindfulness/mental health
Weight management
Gut health
Sexual health
Aging prevention
Skin and hair care
Some products/services available but wish there were more
Not nearly enough products/services available

Source: McKinsey Future of Wellness Survey, August 2023



"After Using Truvaga I Feel..."
100%
75%
50%
25%
0%
Less Anxious
Less Stressed
Calmer
More Energy
Improved Sleep
Happier
7 Days
30 Days

Source: Truvaga Consumer Study

1. https://www.grandviewresearch.com/industry-analysis/us-workplace-stress-management-market-report. CAGR(%) is 2023 – 2030.

Introducing…. Truvaga Plus


truvaga

COMING IN 2024

Welcome to Truvaga!

We're thrilled you've chosen Truvaga Plus as part of your wellness journey.

Our Truvaga vagus nerve therapy is now better than ever with Truvaga Plus. It has new app-enablement and rechargeable features, along with unlimited* sessions.

Download the App to get started!

Download on the App Store

GET IT ON Google Play


7:00
Back
50%
1:45
Remaining
7
Intensity Level
0
2
4
6
8
10

nVNS – A Platform Technology

	Rx Products	Wellness Products	Human Performance
Existing Product Offerings			
Future Product Offerings			

30
gammaCore
Sapphire
truvaga
00:30
truvaga
5
TAC-STIM
Ready

Prescription gammaCore – Pipeline of Possible Indications

- Primary Headache[1]
- Post-traumatic stress disorder[2,3]
- Opioid Use Disorder[2]
- Traumatic Brain Injury[2]
- Parkinson's Disease[2]
- Acute Stroke[2]
- Gastroparesis[2]

gammaCore is the only FDA-cleared non-invasive VNS therapy in primary headache

[1] Cleared indications, [2]Independent Investigator, initiated studies ongoing, [3]Breakthrough Designation

gammaCore (nVNS) currently is FDA-cleared for prevention of migraine and cluster headache, and acute treatment of migraine and episodic cluster headache, as well as the acute and preventive treatment of migraine in adolescents between 12 and 17 years of age

Broad Intellectual Property Portfolio

electroCore owns all intellectual property on which the technology relies

Expansive pioneering IP coverage of non-invasive, transdermal neuro-stimulation in the neck

We have patent coverage extending beyond 2037:

- High-frequency burst signals capable of passing comfortably through the skin
- Low-pass signal filtration that reduces signal harmonics that cause pain
- Growing digital health portfolio

>200

PATENTS AND PATENT APPLICATONS

~140 issued U.S. patents

~35 U.S. patent applications

~35 International patents and applications

Summary Financials and Guidance


Net Sales
$ in thousands
61% 5-year CAGR%
$2,390
$3,496
$5,451
$8,592
$16,000
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023

Revenue and Cash Guidance (Dated January 16, 2024)[1]

Q4 2023 revenue guidance: ~$5.1 million

FY 2023 revenue guidance: ~$16.0 million

Cash, cash equivalents and restricted cash of approximately $10.6 million as of December 31, 2023

Unaudited Preliminary Actuals

1. Unaudited preliminary full year and Q4'2023 revenue

Capitalization Table

Fully diluted as of January 1, 2024
(in thousands)

Common Shares	6,003	
Pre-Funded Warrants	613	
Warrants	924	Average Exercise price = $4.35
Options	516	Average Exercise price = $38.42
Restricted Stock Units	252	RSUs which vest through January 2027
Total	**8,308**	

Experienced Management Team



Dan Goldberger
Chief Executive Officer

RMS Medical Products
XTANT Medical
synergy disc — Synergy Disc Replacement, Inc.
Sound Surgical Technologies LLC



Brian Posner
Chief Financial Officer

Cellectar Biosciences
Alliqua Biomedical



Peter Staats
Chief Medical Officer

Johns Hopkins School of Medicine
Premier Pain Centers



Joshua Lev
Chief Strategy Officer

HSBC
wellfleet partners, inc.
Aracle Capital, LLC — Bringing Value to the Surface

Potential Catalysts 2024/2025

- Accelerating Revenue in prescription gammaCore
- Truvaga Plus commercial launch
- TAC-STIM contract wins
- PTSD label
- Data readouts in concussion, Parkinson’s, and/or stroke

Investment Summary

Platform Therapy	FDA cleared; proprietary, non-invasive vagus nerve stimulator (nVNS) positioned to unlock the broad potential of bioelectronic medicine
Consistent Topline Growth	Approximately $16M revenue in 2023; 5-year revenue compounded annual growth rate (CAGR%) of 61% Gross margin consistently above 80%
Diverse Market Opportunity	Primary Headache estimated to affect more than 39 million[1] adults in the U.S. Expanding into Wellness and Human Performance to take advantage of the $5 trillion Digital Health and Wellness market[2]
Attractive Business Models	Variety of products, price points, and business models for different end users
Strong IP Portfolio	Patent coverage extends beyond 2037

1. American Migraine Foundation.
2. Digital Health & Wellness Market Size Trends Report, Forecast.

electroCore™

A Commercial-Stage Bioelectronic Medicine & Wellness Company

Nasdaq: ECOR



Appendix

1 Unaudited preliminary full year and Q4 2023 revenue.

nVNS: An Integrative Mechanism of Action

There are multiple known mechanism of vagus nerve stimulation:

NEUROPROTECTION
Decrease inflammation and protect brain integrity

PAIN MITIGATION
Decrease pain signaling and recognition


nVNS

CORTICAL SPREADING DEPRESSION
Decreases hyperactive electrical patterns in the brain

NEUROTRANSMITTER BALANCE
Balance inhibitory and excitatory neurotransmitters, including serotonin, noradrenaline and glutamate

AUTONOMIC NERVOUS SYSTEM
Rebalance sympathetic and parasympathetic input

Growth in VA/DoD Prescribing Facilities


160
140
120
100
80
60
40
20
0
53
63
66
67
71
79
85
96
100
105
106
113
117
124
138
141
147
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Cumulative No. VA/DoD Prescribing Facilities

~1,300[1,2] VA, DoD, and Indian Health Service treatment facilities

1. https://www.va.gov/health/aboutvha.asp
2. https://www.tricare.mil/About/Facts

Growth in Cumulative Revenue Generating Cash Pay Prescribers



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
42
87
114
191
310
475
654
948
1,218
1,451
1,662
1,843
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Cumulative No. of Revenue Generating Cash Pay Prescribers

Summary Revenue by Quarter


Net Sales
$ in thousands
99%
year-over-year growth
128%
year-over-year growth
$1,899
$2,157
$1,976
$2,560
$2,780
$3,551
$4,508
$5,100
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023*
2Q 2023*
3Q 2023*
4Q 2023*
Unaudited
Preliminary Actuals

*Unaudited preliminary full year and Q4'2023 revenue

Global Approvals

FDA-Cleared Indications for the US

- The preventive treatment of migraine headache in adolescent (age 12 and older) and adult patients.
- The acute treatment of pain associated with migraine headache in adolescent (age 12 and older) and adult patients.
- Adjunctive use for the preventive treatment of cluster headache in adult patients.
- The acute treatment of pain associated with episodic cluster headache in adult patients.
- Treatment of hemicrania continua in adults.
- Treatment of paroxysmal hemicrania in adults.

US FDA guidance document titled: "General Wellness: Policy for Low-Risk Devices, Guidance for Industry and Food and Drug Administration Staff"

Meets the following two factors, and,

- Is intended for only general wellness use
- Presents a low risk to the safety of users and other persons

It's intended uses involve claims about sustaining or offering general improvement to functions associated with a general state of health that do not make any reference to diseases or conditions. Examples of these include, but are not limited to "claims" related to:

- relaxation or stress management (including claims to promote relaxation or manage stress)
- mental acuity (including claims to improve mental acuity, instruction following, concentration, problem-solving, multitasking, resource management, decision-making, logic, pattern recognition, or eye-hand coordination, as well as enhancing learning capacity)

CE Marks for the EU/EFTA/EEA and UK

- Acute and/or prophylactic treatment of primary headache (migraine, cluster headache, and hemicrania continua) and medication overuse headache in adults.
- Treatment or prevention of symptoms of reactive airway disease, including asthma, bronchoconstriction, exercise-induced bronchospasm, and COPD.
- Adjunctive therapy for adults to reduce the symptoms of certain anxiety and depression conditions (including panic disorder, posttraumatic stress disorder, obsessive-compulsive disorder, and major depressive disorder).
- Adjunctive therapy in the prevention of partial onset and generalized seizures associated with epilepsy in adults.
- Adjunctive therapy for adults to reduce the symptoms of gastric motility disorders and irritable bowel syndrome (including nausea, vomiting, bloating/distention, early satiety, and abdominal pain).

Health Canada License for Canada

- Acute and/or prophylactic treatment of migraine in adolescents and adults and cluster headache in adults.

ARTG Certificate for Australia

- Acute and/or prophylactic treatment of migraine, cluster headache, and hemicrania continua in adults.

Rx gammaCore Important Safety Information

gammaCore Sapphire™ (non-invasive vagus nerve stimulator) is intended to provide non-invasive vagus nerve stimulation (nVNS) on the side of the neck. gammaCore is indicated for:

- The preventive treatment of migraine headache in adolescent (age 12 and older) and adult patients.
- The acute treatment of pain associated with migraine headache in adolescent (age 12 and older) and adult patients.
- Adjunctive use for the preventive treatment of cluster headache in adult patients.
- The acute treatment of pain associated with episodic cluster headache in adult patients.
- Treatment of hemicrania continua in adults.
- Treatment of paroxysmal hemicrania in adults.

The effectiveness of gammaCore (nVNS) has not been established in the acute treatment of chronic cluster headache.

The long-term effects of the chronic use of the device have not been established.

gammaCore contraindications include but are not limited to:

- Patients that have an active implantable medical device, such as a pacemaker, hearing aid implant, or any implanted electronic device
- Patients that have a metallic device such as a stent, bone plate, or bone screw implanted in or near the neck
- Patients that are using another device at the same time (e.g., TENS unit, muscle stimulator) or any portable electronic device (e.g., cell phone).

Safety and efficacy of gammaCore have not been evaluated in the following patients, and therefore gammaCore is NOT indicated for:

- Adolescent patients with congenital cardiac issues
- Patients diagnosed with narrowing of the arteries (carotid atherosclerosis)
- Patients who have undergone surgery for resection of the vagus nerve in the neck (cervical vagotomy)
- Pediatric patients (less than 12 years)
- Pregnant women
- Patients with clinically significant hypertension, hypotension, bradycardia or tachycardia

The long-term safety and effectiveness of the gammaCore device has not been demonstrated in adolescents 12-17 years of age. Due to hormonal and cognitive development changes in adolescents, this population should be closely monitored while using the device. The use of the device in this population is based on extrapolated data from a clinical study in adults.

- You must read the gammaCore Instructions for Use before using gammaCore
- Only use gammaCore as described in these Instructions for Use or as otherwise directed by your Healthcare Provider
- Only use an electroCore-approved electrode gel with gammaCore.

In the US, the FDA has not cleared gammaCore for the treatment of pneumonia and/or respiratory disorders, such as acute respiratory stress disorder associated with COVID-19.
Please refer to the gammaCore Instructions for Use for all of the important warnings and precautions before using or prescribing this product: www.gammacore.com
Please also see the instructions for Use for gammaCore CV for all the important warnings and precautions specific to gammaCore CV and its use pursuant to the Emergency Use Authorization (EUA): https://www.fda.gov/media/139970/download

Truvaga and TAC-STIM Important Safety Information

Warnings

Do not use Truvaga or TAC-STIM if:

- You have an active implantable medical device, such as a pacemaker, hearing aid implant, or any implanted electronic product.
- You are in an explosive atmosphere or in the presence of flammable gas mixtures.
- You have an open wound at the application site.

Precautions

- Truvaga and TAC-STIM should be used only as described in the User Manual.
- Do not apply Truvaga or TAC-STIM across or through the head, directly on the eyes, covering the mouth, on the chest, on the upper back, or over the heart.
- Do not use Truvaga or TAC-STIM if there are signs of damage or defects.
- Do not use if an error code is displayed on the screen when the product is turned on.
- Do not submerge Truvaga or TAC-STIM in water; it is not water resistant.

NOTE: There is no data on the use of Truvaga or TAC-STIM if you are pregnant or breastfeeding.

Users with sensitive skin may experience application site discomfort, irritation and/or redness. If you experience light-headedness, dizziness, chest pain, excessive skin irritation, local pain, face/head/neck area (including toothache), excessive muscle twitching, tingling, contractions, or other adverse reactions, DISCONTINUE USE. These reactions typically resolve after the session is complete; however, if it persists after the session, consult your physician. Please refer to the Truvaga User Manual and Quick Start Guide for all of the important warnings and precautions before using the product.

Truvaga™ and TAC-STIM ™ are general wellness products and as such have not been evaluated by the US Food and Drug Administration. Truvaga and TAC-STIM products are not intended to diagnose, treat, cure, or prevent any disease or condition.